Offerings - Offering: 1	Jan. 14, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 50,389,853.64
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,958.84
Offering Note	Transaction Valuation: Calculated as the aggregate maximum purchase price for common shares of beneficial interest. Amount of Filing Fee: Calculated at $138.10 per $1,000,000 of the Transaction Valuation.